UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 15, 1998

                             KEY ENERGY GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

    Maryland                       1-8038                        04-2648081
(State of Incorportation)    (Commission File Number)         (IRS Employer
                                                            Identification No.)

                          Two Tower Center, 20th Floor
                        East Brunswick, New Jersey 08816

       Registrant's telephone number, including area code: (732) 247-4822

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 7 FINANCIAL STATEMENTS, PROFORMA FINANCIAL
       INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired

Incorporation of Certain Documents by Reference

     The audited consolidated balance sheet of Dawson Production Services, Inc. as of March 31, 1998 and 1997 and the related audited consolidated statements of operations and cash flows for each of the years in the three-year period ended March 31, 1998, together with the related notes and the report of KPMG Peat Marwick LLP, independent certified public accountants, all contained in Dawson's Annual Report on Form 10-K for the year ended March 31, 1998, are incorporated herein by reference.

     The unaudited consolidated balance sheet of Dawson Production Services, Inc. as of June 30, 1998 and the related unaudited consolidated statements of operations and cash flows for the three months ended June 30, 1998 and 1997, together with the related notes, all contained in Dawson's Quarterly Report on Form 10-Q for the period ended June 30, 1998, are incorporated herein by reference.


(b) Pro Forma Financial Information

(i) Key Energy Group, Inc. and Subsidiaries Unaudited Pro Forma Combined Balance Sheet as of June 30, 1998

(ii) Key Energy Group, Inc. and Subsidiaries Unaudited Pro Forma Combined Statement of Operations for the year ended June 30, 1998

(iii) Key Energy Group, Inc. Notes to Unaudited Pro Forma Combined Financial Statements


(c) Exhibits
2.1* Agreement and Plan of Merger, dated as of August 11, 1998, by and among Key
     Energy Group, Inc.,Midland Acquisition Corp. and Dawson Production Services, Inc. (incorporated by reference to Exhibit J to Amendment No. 4 to the Schedule 13D of Key Energy Group, Inc. and Midland Acquisition Corp., filed with the Commission on or about August 12, 1998).
23.1 Consent of KPMG Peat Marwick LLP
99.1*$150,000,000  Bridge Loan  Agreement,  dated as of September 14, 1998 among
     Key Energy Group, Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc. and the lenders and guarantors named therein.
99.2*Indenture for the Key Energy Group,  Inc. Exchange Notes due 2008, dated as of September 14, 1998.
99.3*Warrant  Agreement among Key Energy Group, Inc. and The Bank of New York as
     Trustee, dated as of September 14, 1998.
99.4*Debt Registration  Rights Agreement,  among Key Energy Group,  Inc., Lehman
     Commercial Paper Inc. and the guarantors set forth therein, dated as of September 14, 1998.
99.5*Equity  Registration  Rights Agreement,  between Key Energy Group, Inc. and
     Lehman Brothers Inc., dated as of September 14, 1998.
99.6*Escrow  Agreement  among Key Energy  Group,  Inc.,  Lehman  Brothers  Inc.,
     Lehman Commercial Paper Inc. and The Bank of New York, dated as of September 14, 1998.
99.7*$550,000,000  Second  Amended  and  Restated  Credit  Agreement,  among Key
     Energy Group, Inc., PNC Bank, National Association, Norwest Bank Texas, N.A., PNC Capital Markets, Inc. and the several lenders from time to time parties thereto, dated as of June 6, 1997 as amended and restated through September 14, 1998.
99.8*Amended and Restated Master Guarantee and Collateral  Agreement made by Key
     Energy Group, Inc. and certain of its Subsidiaries in favor of Norwest Bank Texas, N.A., dated as of June 6, 1997, as amended and restated through September 14, 1998.
99.9*Intercreditor and Collateral  Agency  Agreement,  dated as of September 14,
     1998.
99.10* Indenture  dated  February 20, 1997 between Dawson  Production  Services,
     Inc. and U.S. Trust Company of Texas,  N.A.  (incorporated  by reference to
     Exhibit 4.3 to the Annual Report on Form 10-K for the fiscal year ended March 31, 1997 of Dawson Production Services, Inc. (No. 000-27732)).
99.11* Supplemental  Indenture dated September 21, 1998, among Key Energy Group,
     Inc., its Subsidiaries and U.S. Trust Company of Texas, N.A.

________________
* Previously filed

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              KEY ENERGY GROUP, INC.

Date: October 28, 1998        By: /s/ FRANCIS D. JOHN
                              --------------------------------------
                              Name:  FRANCIS D. JOHN
                              Title: CHAIRMAN, PRESIDENT, AND
                              CHIEF EXECUTIVE OFFICER

                             Key Energy Group, Inc.
                Unaudited Pro Forma Combined Financial Statements

The following Unaudited Pro Forma Combined Financial Statements of Key Energy Group, Inc. ("Key" or the "Company") have been prepared to give effect to the following acquisitions (collectively the "Acquisitions"): (i) on September 18, 1998, the Company acquired all of the capital stock of Dawson Production Services, Inc. ("Dawson"); (ii) on September 1, 1997, the Company acquired all the capital stock of Ram Oilwell Service, Inc. and Rowland Trucking Co., Inc. (collectively "Ram/Rowland"); and (iii) on October 1, 1997, the Company acquired substantially all the assets and liabilities of Coleman Oil and Gas, Inc. ("Coleman"). The historical financial statements of the Company give effect to the Ram/Rowland and Coleman acquisitions as of their respective dates of consummation. The Unaudited Pro Forma Combined Balance Sheet gives effect to the Dawson acquisition as if such transaction had taken place on June 30, 1998 and the Unaudited Pro Forma Combined Statement of Operations gives effect to the Acquisitions as if such transactions had taken place on July 1, 1997.

The pro forma adjustments are based on available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto, and the financial statements of Dawson, Ram/Rowland and Coleman, including the notes thereto, incorporated herein by reference.

THESE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE FINANCIAL CONDITIONS OR RESULTS OF OPERATIONS OF THE COMPANY HAD THE
TRANSACTIONS DESCRIBED THEREIN BEEN CONSUMMATED ON THE RESPECTIVE DATES INDICATED AND ARE NOT INTENDED TO BE PREDICTIVE OF THE FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF THE COMPANY AT ANY FUTURE DATE OR FOR ANY FUTURE PERIOD.

                     Key Energy Group, Inc. and Subsidiaries
                   Unaudited Pro Forma Combined Balance Sheet
                               as of June 30, 1998


                                                    The                          Proforma             Proforma
                                                  Company       Dawson            Entries             Combined
                                               ------------   -----------      ------------         ------------
Current assets:
     Cash                                           25,265       30,400                                  55,665
     Accounts receivable, net of
       allowance for doubtful accounts              82,406       38,060                                 120,466
     Inventories                                    13,315            -                                  13,315
     Deferred tax asset                              1,203            -                                   1,203
     Prepaid income taxes                              537          224                                     761
     Other                                           4,831        1,399                                   6,230
                                                -----------    ---------                              ---------
     Total                                         127,557       70,083                                 197,640

     Net property and equipment                    499,152      168,296             43,331 (a)          710,779

     Goodwill, net                                  44,936       40,752             77,005 (a)          162,693
     Other                                          26,995       18,293              7,329 (a)           52,617
                                                 ----------    ---------                             ----------
     Total assets                                 $698,640     $297,424                              $1,123,729
                                                 ==========    =========                             ==========

Current liabilities:
     Accounts payable                               20,124        8,333                                  28,457
     Other accrued                                  22,239       12,296                720 (a)           35,255
     Accrued interest                                3,818            -                                   3,818
     Current portion of L/T debt                     1,848        1,739                                   3,587
                                                 ----------    ---------                             ----------
         Total                                      48,029       22,368                                  71,117

Long-term debt, net                                397,931      148,607            217,982 (a)          764,520
Noncurrent accrued expenses                          4,812            -                                   4,812
Deferred taxes                                      92,940       11,594             26,164 (a)          130,698

Stockholders' equity:
     Common stock                                    1,868          112               (112)(a)            1,868
     Additional paid-in capital                    119,303       98,001            (98,001)(a)          119,303
     Treasury Stock, at cost                        (9,682)      (1,272)             1,272 (a)           (9,682)
     Unrealized gain on
      available-for-sale securities                  2,346            -             (2,346)(a)                -
     Notes receivable from officers                      -         (142)               142 (a)                -
     Retained earnings                              41,093       18,156            (18,156)(a)           41,093
                                                  ---------     --------                              ---------
     Stockholders' equity                          154,928      114,855                                 152,582
                                                  ---------     --------                             ----------
     Total liabilities and equity                 $698,640     $297,424                              $1,123,729
                                                  =========    =========                             ==========

See accompanying notes to unaudited pro forma combined financial statements.

                     Key Energy Group, Inc. and Subsidiaries
              Unaudited Pro Forma Combined Statement of Operations
                           Twelve Months Ended 6/30/98

                                          The                        Ram/                          Proforma          Proforma
                                        Company        Dawson       Rowland      Coleman            Entries          Combined
                                      ----------    -----------   ---------     ----------        -----------       ------------
Revenue:
Oilfield services                       $374,845      $ 223,228      $4,154       $ 10,002               -             $ 612,229
Oil and gas well drilling                 35,095              -           -              -               -                35,095
Oil and gas                                7,030              -           -              -               -                 7,030
Other, net                                 3,076          2,304          34             63               -                 5,477
                                      ----------    -----------   ---------     ----------                          ------------
                                         420,046        225,532       4,188         10,065                               659,831

Costs and Expenses:
Oilfield service                         259,495        156,684       2,487          7,083             (389) (b)         425,360
Oil and gas well drilling                 26,473              -           -              -                 -              26,473
Oil and gas                                2,983              -           -              -                 -               2,983
Depreciation, depletion and
amortization                              31,001         21,802         272            587             (357) (c)          53,305
General and administrative                39,813         22,342         683          1,119             (719) (b)          63,238

Interest                                  21,476         13,838           -              9           29,414 (d)           64,737
                                      ----------    -----------   ---------     ----------                          ------------
                                         381,241        214,666       3,442          8,798                               636,096

Income before income taxes and            38,805         10,866                      1,267                                23,735
minority interes                                                        746                                -
Income tax expense                        14,630          3,977                                      (8,884) (e)          10,296
                                                                        114            459
                                      ----------    -----------   ---------     ----------                          ------------

Net Income                               $24,175        $ 6,889       $ 632         $  808                             $  13,439
                                      ==========    ===========   =========     ==========                          ============

Earnings Per Share:
Income before income taxes and           $  2.26                                                                        $   1.38
minority interest

Net Income                               $  1.41                                                                        $   0.78

Basic weighted shares outstanding         17,153                                        31                                17,184


See accompanying notes to unaudited pro forma combined financial statements.

                             Key Energy Group, Inc.
           Notes to Unaudited Pro Forma Combined Financial Statements
                                  June 30, 1998

1.       Basis of Presentation

The Unaudited Pro Forma Combined Financial Statements of Key Energy Group, Inc. ("Key" or the "Company") have been prepared to give effect to the following acquisitions (collectively the "Acquisitions"): (i) on September 18, 1998, the Company acquired all of the capital stock of Dawson Production Services, Inc. ("Dawson"); (ii) on September 1, 1997, the Company acquired all the capital stock of Ram Oilwell Service, Inc. and Rowland Trucking Co. Inc. (collectively "Ram/Rowland"); and (iii) on October 1, 1997, the Company acquired substantially all the assets and liabilities of Coleman Oil and Gas, Inc. ("Coleman"). The historical financial statements of the Company give effect to the Ram/Rowland and Coleman acquisitions as of their respective dates of consummation. The Unaudited Pro Forma Combined Balance Sheet gives effect to the Dawson acquisition as if such transaction had taken place on June 30, 1998 and the Unaudited Pro Forma Combined Statement of Operations. gives effect to the Acquisitions as if such transactions had taken place on July 1, 1997.

The Company - Represents the consolidated balance sheet of Key Energy Group, Inc. as of June 30, 1998 and the consolidated statement of operations of Key Energy Group, Inc. for the year ended June 30, 1998.

Dawson - Represents the consolidated balance sheet of Dawson Production Services, Inc. as of June 30, 1998 and the combined statement of operations for the twelve months ended June 30, 1998.

Ram/Rowland - Represents the combined statement of operations of Ram Oilwell Service, Inc. and Rowland Trucking Co. Inc. for the three months ended September 30, 1997. The individual entities of Ram/Rowland are being reported together, as they are considered related businesses.

Coleman - Represents the combined statement of operations of Coleman Oil and Gas, Inc. and subsidiaries, which include Big A Well Service Co., Sunco Trucking Co. and Justis Supply Co. for the three months ended September 30, 1997. The individual entities of Coleman are being reported together, as they are considered related businesses. Only the assets and liabilities of Big A Well Service Co., Sunco Trucking Co. and Justis Supply Co. were acquired by the Company.

2.       Pro Forma Entries

(a) To record the additional borrowings under the Company's amended and restated credit facilities, proceeds of which were used to make the Dawson acquisition and the allocation of the purchase price to the assets acquired and liabilities assumed from Dawson using the purchase method of accounting. The allocation of the purchase price to the assets acquired and liabilities assumed is preliminary, and therefore, subject to change.

(b) To record specifically identifiable decreases in direct costs and general and administrative expenses related to the termination of individual employees. These pro forma adjustments only reflect efficiencies gained to date, and do not necessarily reflect all efficiencies expected to be achieved in accordance with management's future plans. Management believes these efficiency gains, once achieved, will be materially beneficial to the Company's earnings and cash flows.

(c) To record the estimated decrease in depreciation for the property, plant and equipment acquired in the Dawson, Ram/Rowland and Coleman acquisitions, due to the differences in useful lives of the acquired entites as compared to the Company's.

(d) To record incremental interest on the borrowings to finance the Dawson, Ram/Rowland and Coleman acquisitions. The following table reflects the calculation of the pro forma adjustment (dollars in thousands):

     Incremental interest expense due to Dawson acquisition ($227,943 of incremental debt to purchase Dawson capital stock, including fees and expenses,
        times average interest rate of 9.53%):                                                     $21,718
     Incremental interest expense due to refinance of PNC / Lehman credit facilities ($150,000 times 8.07% plus $22,000 times 8.57% less $9,558
        of historical credit facility interest expense):                                             4,432
     Incremental interest expense due to increased amortization of debt issuance costs
        ($19,636 of incremental debt issuance costs divided by six years):                           3,273
     Elimination of Coleman interest expense for the three months ended Sept. 30, 1997:                (9)
                                                                                                   -------
                                                                                                   $29,414
                                                                                                   =======

(e)  To adjust pro forma income tax expense.